Summary of Significant Accounting Policies: Foreign Currency Translation and Transaction (Policies)	12 Months Ended
Jan. 31, 2013
Policies
Foreign Currency Translation and Transaction

Foreign Currency Translation and Transaction

The functional currency for the Company’s foreign subsidiary is the Chilean peso.  The Company translates assets and liabilities to US dollars using year-end exchange rates, translates unproved mineral properties using historical exchange rates, and translates revenues and expenses using average exchange rates during the period. Exchange gains and losses arising from the translation of foreign entity financial statements are included as a component of other comprehensive loss.

Transactions denominated in currencies other than the functional currency of the legal entity are re-measured to the functional currency of the legal entity at the year-end exchange rates.  Any associated transactional currency re-measurement gains and losses are recognized in current operations.